Exhibit 10.6

                         NATIONAL HEALTH PARTNERS, INC.

                          SECURITIES PURCHASE AGREEMENT

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                                  COMMON STOCK
                                CLASS A WARRANTS

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                                  CONFIDENTIAL

                               NOTICE TO OFFEREES

     THE RECIPIENT OF THIS  SECURITIES  PURCHASE  AGREEMENT  HAS REQUESTED  THAT
NATIONAL HEALTH PARTNERS, INC. (THE "COMPANY") PROVIDE THE RECIPIENT WITH A COPY
OF THIS SECURITIES  PURCHASE  AGREEMENT.  THIS SECURITIES  PURCHASE AGREEMENT IS
BEING PROVIDED TO THE RECIPIENT BASED ON THE RECIPIENT'S PRIOR EXPRESS AGREEMENT
TO  KEEP  THE  INFORMATION  CONTAINED  IN  THIS  SECURITIES  PURCHASE  AGREEMENT
CONFIDENTIAL.  BY ACCEPTING RECEIPT OF THIS SECURITIES PURCHASE  AGREEMENT,  THE
RECIPIENT  ACKNOWLEDGES  AND AGREES THAT THE SECURITIES  PURCHASE  AGREEMENT HAS
BEEN  FURNISHED TO RECIPIENT ON A  CONFIDENTIAL  BASIS SOLELY FOR THE PURPOSE OF
ENABLING THE RECIPIENT TO EVALUATE THE COMPANY, THE RECIPIENT MAY NOT DISTRIBUTE
THIS SECURITIES  PURCHASE  AGREEMENT TO ANYONE WITHOUT THE PRIOR WRITTEN CONSENT
OF THE  COMPANY,  AND THE  RECIPIENT  WILL NOT  REPRODUCE OR  REDISTRIBUTE  THIS
SECURITIES  PURCHASE  AGREEMENT,  IN WHOLE OR IN PART, OR DISCLOSE,  DIRECTLY OR
INDIRECTLY,  ANY OF THE CONTENTS OF THIS SECURITIES PURCHASE AGREEMENT TO ANYONE
WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY.

     THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
ACT OF 1933,  AS  AMENDED,  OR  REGISTERED  OR  QUALIFIED  UNDER THE  APPLICABLE
SECURITIES LAWS OF ANY STATE OR OTHER  JURISDICTION.  THIS  SECURITIES  PURCHASE
AGREEMENT AND THE OTHER OFFERING DOCUMENTS DO NOT CONSTITUTE AN OFFER TO SELL OR
SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH
OFFER OR SOLICITATION WOULD BE UNLAWFUL.

     THE SECURITIES ARE BEING SOLD FOR INVESTMENT  PURPOSES ONLY, WITHOUT A VIEW
TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE TRANSFERRED, RESOLD OR OFFERED
FOR  RESALE IN THE  ABSENCE OF AN  EFFECTIVE  REGISTRATION  STATEMENT  UNDER THE
SECURITIES ACT AND EFFECTIVE  REGISTRATION OR QUALIFICATION UNDER THE APPLICABLE
SECURITIES LAWS OF ANY STATE OR OTHER  JURISDICTION,  OR THE  AVAILABILITY OF AN
EXEMPTION THEREFROM.

     NEITHER  THE  SECURITIES   AND  EXCHANGE   COMMISSION  NOR  THE  SECURITIES
COMMISSION OR OTHER REGULATORY  AUTHORITY OF ANY STATE OR OTHER JURISDICTION HAS
APPROVED OR  DISAPPROVED  OF THESE  SECURITIES  OR PASSED  UPON THE  ADEQUACY OR
ACCURACY OF THIS  SECURITIES  PURCHASE  AGREEMENT  OR ANY OF THE OTHER  OFFERING
DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES  PURCHASE  AGREEMENT (this  "Agreement") is entered into by and  between  NATIONAL  HEALTH  PARTNERS,  INC.,  an  Indiana  corporation  (the
"Company"),  and the  purchaser or purchasers  identified on the signature  page hereof ("Purchaser").

                                    RECITALS:

     WHEREAS,  Purchaser  desires to purchase,  and the Company desires to sell, shares of the  Company's  common  stock on the terms  and  conditions  set forth herein.

     NOW,   THEREFORE,   in   consideration   of  the  foregoing   premises  and
representations,  warranties, covenants and agreements contained herein, and for other good and valuable consideration,  the receipt and sufficiency of which are hereby  acknowledged,  and  intending to be legally  bound  hereby,  the parties hereto hereby agree as follows:

1. The Offering.

     (a) Private Offering.  The securities offered hereby are being offered in a private offering (the "Offering") of up to 2,000,000 shares ("Shares") of common stock, $.001 par value per share ("Common Stock"),  and Class A warrants ("Class
A Warrants"  or, the  "Warrants")  to acquire up to  2,000,000  shares of Common
Stock. The Shares and Warrants will be sold in units ("Units")  comprised of one share of Common  Stock and one Class A  Warrant.  The Units are being  sold on a reasonable  "best  efforts" basis at a purchase price of $0.01 per Unit pursuant to Section  4(2) of the  Securities  Act of 1933,  as amended  (the  "Securities
Act"), and/or Rule 506 of Regulation D thereunder.  A maximum of 2,000,000 Units are being offered hereby for aggregate gross proceeds to the Company of $20,000.
Each Class A Warrant shall be  exercisable  into one share of Common Stock at an exercise  price of $0.015 per share.  The Company has the right to increase  the amount of the Offering in its sole and absolute discretion.  The Units are being offered  solely to a limited  number of  "accredited  investors" as that term is defined  in  Rule  501(a)  of the  Securities  Act  during  an  offering  period commencing  February  18, 2011 and  terminating  on February  18,  2011,  unless earlier terminated or otherwise extended by the Company in its sole and absolute discretion. The terms of the Class A Warrants are set forth in the Form of Class
A Warrant  attached  hereto and made a part  hereof as  Exhibit A (the  "Class A
Warrant  Certificate"  or, the "Warrant  Certificates").  This Agreement and the
Warrant  Certificates are hereinafter  referred to collectively as the "Offering
Documents."  The  Shares,  Warrants  and shares of Common  Stock  issuable  upon exercise  of the  Warrants  are  hereinafter  referred  to  collectively  as the
"Securities." All references to "dollar" or "$" are references to U.S. Dollars.

     (b) Use of  Proceeds.  Assuming  all of the Units in the Offering are sold, the aggregate gross proceeds to the Company will be approximately  $20,000.  The
Company intends to use the proceeds for general working capital purposes.

     (c) Placement Agent and Finder Fees. The Company  reserves the right to pay reasonable placement agent and finder fees.

2. Sale and Purchase of Units.

     (a) Sale and Purchase of Units. Subject to the terms and conditions hereof, the Company agrees to sell, and Purchaser irrevocably  subscribes for and agrees to  purchase,  the  number  of Units  set  forth on the  signature  page of this
Agreement at a purchase  price of $0.01 per Unit.  The aggregate  purchase price for the Units shall be as set forth on the signature  page hereto (the "Purchase
Price") and shall be payable upon execution  hereof by check or wire transfer of immediately available funds.

     (b)  Subscription  Procedure.  In order to purchase Units,  Purchaser shall deliver to the Company,  at its principal executive office identified in Section
16 hereof: (i) one completed and duly executed copy of this Agreement;  and (ii)
immediately  available  funds,  or a certified check or bank check, in an amount equal to the Purchase  Price.  Execution  and delivery of this  Agreement  shall constitute an irrevocable subscription for that number of Units set forth on the signature page hereto. The minimum investment that may be made by a Purchaser is
2,000,000  Units for a purchase  price of $20,000,  although the Company may, in its sole discretion,  accept subscriptions for a lesser number of Units. Payment for the Units may be made by wire transfer to:

     T.D. Bank
     Philadelphia, PA.
     Routing Number:  036001808
     Account Name: National Health Partners, Inc.
     Account Number:  367884541

Receipt by the Company of funds  wired will not  constitute  acceptance  of this
Agreement  by the  Company.  The Units  subscribed  for will not be deemed to be issued to, or owned by, Purchaser until the Company has executed this Agreement.
This Agreement  will either be accepted by the Company,  in whole or in part, in its sole discretion,  or rejected by the Company as promptly as practicable.  If this  Agreement  is accepted  only in part,  Purchaser  agrees to purchase  such smaller number of Units as the Company determines to sell to Purchaser.  If this
Agreement is rejected for any reason,  including the termination of the Offering by the Company,  this Agreement and all funds tendered herewith will be promptly returned to  Purchaser,  without  interest or  deduction  of any kind,  and this
Agreement will be void and of no further force or effect.

     (c)  Closing.  Subscriptions  will  be  accepted  at one or  more  closings
("Closings")  at such time, on such date and in such manner as the Company shall determine in its sole discretion.  Upon the Closing, the subscription  evidenced hereby,  if not  previously  rejected by the  Company,  will,  in reliance  upon
Purchaser's  representations  and warranties  contained herein, be accepted,  in whole or in part, by the Company.  If Purchaser's  subscription is accepted only in part,  this  Agreement  will be marked to indicate  such fact and the Company will  return to  Purchaser  the  portion  of the  funds  tendered  by  Purchaser

representing  the  unaccepted  portion  of  Purchaser's  subscription,   without
interest or deduction of any kind. Upon acceptance of this Agreement in whole or in part by the Company,  the Company will issue  certificates for the Shares and
Warrants  duly  executed by the  Company,  together  with a copy of  Purchaser's executed Agreement countersigned by the Company.

3.  Representations  and  Warranties  of  Purchaser.  Purchaser  represents  and warrants to the Company as follows:

     (a) Organization and Qualification.

          (i) If Purchaser is an entity,  Purchaser is duly  organized,  validly
existing  and  in  good  standing  under  the  laws  of  its   jurisdiction   of
organization,  with the corporate or other entity power and authority to own and operate its business as presently  conducted,  except where the failure to be or have any of the foregoing would not have a material adverse effect on Purchaser, and Purchaser is duly  qualified as a foreign  corporation or other entity to do business and is in good standing in each jurisdiction where the character of its properties  owned or held under  lease or the nature of their  activities  makes such qualification necessary,  except for such failures to be so qualified or in good standing as would not have a material adverse effect on it.

          (ii) If Purchaser is an entity,  the address of its principal place of business is set forth on the signature page of this Agreement,  and if Purchaser is an  individual,  the address of its  principal  residence is set forth on the signature page of this Agreement.

     (b) Authority; Validity and Effect of Agreement.

          (i) If Purchaser is an entity,  Purchaser has the requisite  corporate or other entity power and  authority to execute and deliver this  Agreement  and perform its obligations under this Agreement. The execution and delivery of this
Agreement  by  Purchaser,  the  performance  by  Purchaser  of  its  obligations hereunder and all other  necessary  corporate or other entity action on the part of  Purchaser  have been duly  authorized  by its board of  directors or similar governing body, and shareholders or similar interest holders, if necessary,  and no other  corporate  or other  entity  proceedings  on the part of  Purchaser is necessary  for  Purchaser to execute and deliver this  Agreement and perform its obligations hereunder.

          (ii) This Agreement has been duly and validly authorized, executed and delivered by Purchaser and,  assuming it has been duly and validly  executed and delivered by the Company,  constitutes a legal,  valid and binding obligation of
Purchaser, in accordance with its terms.

     (c) No Conflict;  Required Filings and Consents.  Neither the execution and delivery of this Agreement by Purchaser nor the  performance by Purchaser of its obligations  hereunder  will:  (i) if  Purchaser  is an  entity,  conflict  with
Purchaser's articles of incorporation or bylaws, or other similar organizational documents;  (ii)  violate  any  statute,  law,  ordinance,  rule or  regulation, applicable  to Purchaser or any of the  properties  or assets of  Purchaser;  or
(iii) violate,  breach, be in conflict with or constitute a default (or an event which,  with notice or lapse of time or both, would constitute a default) under, or permit the  termination of any provision of, or result in the termination of, the  acceleration of the maturity of, or the  acceleration of the performance of any  obligation of Purchaser  under,  or result in the creation or imposition of any lien upon any  properties,  assets  or  business  of  Purchaser  under,  any material contract or any order, judgment or decree to which Purchaser is a party or by which it or any of its assets or properties is bound or encumbered except, in the case of clauses (ii) and (iii), for such violations, breaches, conflicts, defaults or other occurrences which, individually or in the aggregate, would not have a material  adverse effect on its obligation to perform its covenants under this Agreement.

     (d) Accredited Investor. Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the  Securities  Act of 1933, as amended (the  "Securities  Act").  If Purchaser is an entity,  Purchaser was not formed for the specific purpose of acquiring the Securities, and, if it was, all of Purchaser's equity owners are "accredited investors" as defined above.

     (e) No Government  Review.  Purchaser  understands  that neither the United
States Securities and Exchange Commission ("SEC") nor any securities  commission or other governmental  authority of any state, country or other jurisdiction has approved the issuance of the Securities or passed upon or endorsed the merits of the  Securities  or the  Offering  Documents,  or  confirmed  the  accuracy  of, determined the adequacy of, or reviewed the Offering Documents.

     (f)  Investment   Intent.   The  Securities  are  being  acquired  for  the
Purchaser's own account for investment  purposes only, not as a nominee or agent and not with a view to the  resale  or  distribution  of any part  thereof,  and
Purchaser has no present intention of selling,  granting any participation in or otherwise distributing the same. By executing this Agreement,  Purchaser further represents that Purchaser does not have any contract, undertaking,  agreement or arrangement  with any person to sell,  transfer or grant  participation  to such person or third person with respect to any of the Securities.

     (g) Restrictions on Transfer. Purchaser understands that the Securities are
"restricted securities" as such term is defined in Rule 144 under the Securities
Act and have not been  registered  under the  Securities  Act or  registered  or qualified  under  any  state  securities  law,  and  may  not  be,  directly  or indirectly,  sold,  transferred,  offered  for sale,  pledged,  hypothecated  or otherwise  disposed  of  without  registration  under  the  Securities  Act  and registration or  qualification  under  applicable  state  securities laws or the availability of an exemption  therefrom.  In any case where such an exemption is relied upon by Purchaser from the  registration  requirements  of the Securities
Act and the registration or qualification  requirements of such state securities laws,  Purchaser  shall  furnish the Company with an opinion of counsel  stating that the proposed sale or other  disposition of such  securities may be effected without  registration  under  the  Securities  Act and  will not  result  in any violation of any applicable  state  securities laws relating to the registration or  qualification  of  securities  for sale,  such  counsel  and  opinion  to be satisfactory to the Company.  Purchaser acknowledges that it is able to bear the economic risks of an investment in the  Securities  for an indefinite  period of time,  and that its  overall  commitment  to  investments  that are not  readily marketable is not disproportionate to its net worth.

     (h) Investment Experience. Purchaser has such knowledge, sophistication and experience in financial, tax and business matters in general, and investments in securities in particular,  that it is capable of evaluating the merits and risks of this investment in the Securities, and Purchaser has made such investigations in  connection  herewith as it deemed  necessary  or  desirable so as to make an informed  investment  decision without relying upon the Company for legal or tax advice  related to this  investment.  In making  its  decision  to  acquire  the
Securities, Purchaser has not relied upon any information other than information contained in the Offering Documents.

     (i) Access to Information. Purchaser acknowledges that it has had access to and has reviewed all  documents and records  relating to the Company,  including but not  limited  to the  Company's  filings  with the SEC,  that it has  deemed necessary in order to make an informed  investment  decision with respect to the
Securities.  Purchaser  acknowledges  that the  Company may  concurrently  issue additional securities for a purchase price consisting of cash, services or other consideration  that may be materially  different  from the purchase price of the
Units and that such  securities  may have  rights,  preferences  and  privileges senior to those of the Securities.  Purchaser  acknowledges  that it has had the opportunity to ask  representatives of the Company certain questions and request certain  additional  information  regarding  the  terms and  conditions  of such investment and the finances, operations,  business and prospects of the Company, that it has  had  any  and all  such  questions  and  requests  answered  to its satisfaction,  and  that it  understands  the  risks  and  other  considerations relating to its investment in the Securities.

     (j) Reliance on Representations.  Purchaser understands that the Securities are being offered and sold to it in reliance upon specific  exemptions  from the registration  requirements of the federal and state securities laws and that the
Company is relying in part upon the truth and accuracy of, and such  Purchaser's compliance with, the representations,  warranties,  agreements,  acknowledgments and  understandings  of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the  Securities.  Purchaser  represents  and  warrants to the  Company  that any information that Purchaser has heretofore furnished or furnishes herewith to the
Company is complete and accurate,  and further  represents  and warrants that it will notify and supply  corrective  information to the Company  immediately upon the occurrence of any change therein  occurring prior to the Company's  issuance of the  Securities.  Within  five (5) days after  receipt of a request  from the
Company,  Purchaser will provide such  information and deliver such documents as may  reasonably be necessary to comply with any and all laws and  regulations to which the Company is subject.

     (k) No General  Solicitation.  Purchaser  is unaware of, and in deciding to purchase  the  Units is in no way  relying  upon,  and did not  become  aware of opportunity to purchase the Units through or as a result of, any form of general solicitation or general advertising including,  without limitation, any article, notice,  advertisement  or  other  communication  published  in  any  newspaper, magazine  or  similar  media,  or  broadcast  over  television  or  radio or the internet, in connection with the Offering.

     (l) Legends.  The  certificates  and  agreements  evidencing the Securities shall have endorsed  thereon the  following  legend (and  appropriate  notations thereof will be made in the Company's stock transfer  books),  and stop transfer instructions  reflecting these  restrictions on transfer will be placed with the transfer agent of the Shares:

     THE  SECURITIES  REPRESENTED  HEREBY  HAVE NOT BEEN  REGISTERED  UNDER  THE
     SECURITIES ACT OF 1933, AS AMENDED (THE  "SECURITIES  ACT"),  OR APPLICABLE
     STATE SECURITIES  LAWS.  THESE  SECURITIES MAY NOT BE SOLD,  TRANSFERRED OR
     OTHERWISE  DISPOSED OF EXCEPT PURSUANT TO REGISTRATION UNDER THE SECURITIES
     ACT AND  REGISTRATION OR  QUALIFICATION  UNDER  APPLICABLE STATE SECURITIES
     LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION  THEREFROM.  NO TRANSFER OF THE
     SECURITIES   REPRESENTED  HEREBY  MAY  BE  MADE  IN  THE  ABSENCE  OF  SUCH
     REGISTRATION OR QUALIFICATION UNLESS THERE SHALL HAVE BEEN DELIVERED TO THE
     ISSUER A WRITTEN  OPINION OF UNITED STATES COUNSEL OF RECOGNIZED  STANDING,
     IN FORM AND SUBSTANCE  SATISFACTORY TO THE ISSUER,  TO THE EFFECT THAT SUCH
     TRANSFER  MAY BE MADE WITHOUT  REGISTRATION  OF SUCH  SECURITIES  UNDER THE
     SECURITIES ACT AND  REGISTRATION OR  QUALIFICATION  UNDER  APPLICABLE STATE
     SECURITIES LAWS.

     (m)  Placement  and Finder's  Fees. No agent,  broker,  investment  banker, finder, financial advisor or other person acting on behalf of Purchaser or under its  authority  is or will be  entitled to any  broker's or finder's  fee or any other commission or similar fee, directly or indirectly,  in connection with the
Offering,  and no person is entitled to any fee or commission or like payment in respect thereof based in any way on agreements,  arrangements  or  understanding made by or on behalf of Purchaser.

4.  Representations  and Warranties of the Company.  The Company  represents and warrants to Purchaser as follows:

     (a) Organization and Qualification.  The Company is duly organized, validly
existing  and  in  good  standing  under  the  laws  of  its   jurisdiction   of
organization,  with the  corporate  power and  authority  to own and operate its business as presently  conducted,  except where the failure to be or have any of the  foregoing  would not have a material  adverse  effect on the  Company.  The
Company  is duly  qualified  as a  foreign  corporation  or other  entity  to do business and is in good standing in each jurisdiction where the character of its properties  owned or held under  lease or the nature of their  activities  makes such qualification necessary,  except for such failures to be so qualified or in good standing as would not have a material adverse effect on the Company.

     (b) Authority; Validity and Effect of Agreement.

          (i) The Company has the  requisite  corporate  power and  authority to
execute  and  deliver  this  Agreement,   perform  its  obligations  under  this
Agreement,  and engage in the  Offering.  The  execution  and  delivery  of this
Agreement  by the Company,  the  performance  by the Company of its  obligations hereunder,  the Offering and all other necessary corporate action on the part of the Company have been duly  authorized by its board of  directors,  and no other corporate  proceedings on the part of the Company is necessary to authorize this
Agreement or the Offering. This Agreement has been duly and validly executed and delivered  by the  Company  and,  assuming  that it has  been  duly  authorized, executed and  delivered by  Purchaser,  constitutes  a legal,  valid and binding obligation of the Company, in accordance with its terms,  subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable  principles  (whether  considered in a proceeding in equity or at law)
and an implied covenant of good faith and fair dealing.

          (ii) The Shares have been duly  authorized  and,  when issued and paid for in accordance  with this Agreement,  will be validly issued,  fully paid and non-assessable  shares of Common  Stock  with no  personal  liability  resulting solely  from the  ownership  of such  shares  and will be free and  clear of all liens, charges, restrictions,  claims and encumbrances imposed by or through the
Company.  The shares of Common Stock issuable upon exercise of the Warrants have been duly  reserved for issuance  upon exercise of the Warrants and, when issued and paid for in accordance with the Warrants,  will be duly authorized,  validly issued,  fully paid and non-assessable  shares of Common Stock, with no personal liability  resulting solely from the ownership of such shares,  and will be free and  clear of all  liens,  charges,  restrictions,  claims  and in  encumbrances imposed by or through the Company.

     (c) No Conflict;  Required Filings and Consents.  Neither the execution and delivery of this Agreement by the Company nor the  performance by the Company of its  obligations  hereunder  will:  (i) conflict with the Company's  Articles of
Incorporation  or Bylaws;  (ii) violate any  statute,  law,  ordinance,  rule or regulation,  applicable to the Company or any of the properties or assets of the
Company;  or (iii) violate,  breach, be in conflict with or constitute a default
(or an event  which,  with notice or lapse of time or both,  would  constitute a default)  under, or permit the termination of any provision of, or result in the termination of, the  acceleration of the maturity of, or the acceleration of the performance  of any  obligation  of the  Company,  or result in the  creation or imposition  of any lien upon any  properties,  assets or business of the Company under,  any  material  contract  or any order,  judgment  or decree to which the
Company is a party or by which it or any of its assets or properties is bound or encumbered  except,  in the case of clauses (ii) and (iii), for such violations, breaches, conflicts, defaults or other occurrences which, individually or in the aggregate, would not have a material adverse effect on its obligation to perform its covenants under this Agreement; and

     (d)  Placement  and  Finder's  Fees.  Except as provided  in Section  1(c), neither the Company nor any of its respective officers, directors,  employees or managers, has employed any broker,  finder,  advisor or consultant,  or incurred any liability for any investment  banking fees,  brokerage fees,  commissions or finders' fees,  advisory fees or consulting fees in connection with the Offering for which the Company has or could have any liability.

5. Indemnification.  Purchaser agrees to indemnify, defend and hold harmless the
Company and its  respective  affiliates  and agents from and against any and all demands, claims, actions or causes of action,  judgments,  assessments,  losses, liabilities,  damages or penalties and  reasonable  attorneys'  fees and related disbursements  incurred by the Company that arise out of or result from a breach of any  representations  or warranties made by Purchaser  herein,  and Purchaser agrees that in the event of any breach of any representations or warranties made by Purchaser herein, the Company may, at its option,  forthwith rescind the sale of the Units to Purchaser.

6. Confidentiality. Purchaser acknowledges and agreements that:

     (a) All of the  information  contained  herein  and in the  other  Offering
Documents is of a confidential nature and may be regarded as material non-public information under Regulation FD of the Securities Act.

     (b) The Offering  Documents have been furnished to Purchaser by the Company for the  sole  purpose  of  enabling  Purchaser  to  consider  and  evaluate  an investment in the Company,  and will be kept  confidential  by Purchaser and not used for any other purpose.

     (c) The information  contained  herein shall not, without the prior written consent of the Company, be disclosed by Purchaser to any person or entity, other than Purchaser's  personal  financial and legal advisors for the sole purpose of evaluating  an investment in the Company,  and Purchaser  will not,  directly or indirectly, disclose or permit Purchaser's personal financial and legal advisors to disclose any of such  information  without the prior  written  consent of the
Company.

     (d)  Purchaser  shall make its  representatives  aware of the terms of this section  and  shall be  responsible  for any  breach of this  Agreement  by such representatives.

     (e) Purchaser shall not,  without the prior written consent of the Company, directly or indirectly, make any statements,  public announcements or release to trade  publications  or the press  with  respect  to the  subject  matter of the
Offering Documents.

     (f) If Purchaser decides to not pursue further investigation of the Company or to not  participate  in the  Offering,  Purchaser  will  promptly  return the
Offering Documents and any accompanying documentation to the Company.

7. Non-Public  Information.  Purchaser  acknowledges that information concerning the  matters  that are the  subject  matter  of this  Agreement  may  constitute material non-public information under United States federal securities laws, and that United States federal  securities laws prohibit any person who has received material  non-public  information  relating to the Company  from  purchasing  or selling securities of the Company, or from communicating such information to any person  under  circumstances  in which it is  reasonably  foreseeable  that such person is likely to purchase or sell  securities  of the  Company.  Accordingly, until  such  time  as  any  such  non-public  information  has  been  adequately disseminated to the public,  Purchaser shall not purchase or sell any securities of the Company, or communicate such information to any other person.

8. Entire  Agreement.  This Agreement  contains the entire agreement between the parties and supersedes all prior agreements and understandings, both written and oral,  between the parties with  respect to the subject  matter  hereto,  and no party  shall be  liable  or  bound  to any  other  party  in any  manner  by any warranties, representations,  guarantees or covenants except as specifically set forth in this  Agreement.  Nothing in this  Agreement,  express or  implied,  is intended  to  confer  upon any  party  other  than the  parties  hereto or their
respective  successors  and  assigns  any  rights,   remedies,   obligations  or
liabilities under or by reason of this Agreement,  except as expressly  provided in this Agreement.

                                       10

9. Amendment and  Modification.  This Agreement may not be amended,  modified or supplemented  except by an instrument or  instruments  in writing  signed by the party against whom enforcement of any such amendment, modification or supplement is sought.

10. Extensions and Waivers. At any time prior to the Closing, the parties hereto entitled to the benefits of a term or provision  may (a) extend the time for the performance of any of the obligations or other acts of the parties  hereto,  (b)
waive any inaccuracies in the representations and warranties contained herein or in any document,  certificate or writing delivered pursuant hereto, or (c) waive compliance  with any  obligation,  covenant,  agreement or  condition  contained herein.  Any  agreement  on the part of a party to any such  extension or waiver shall be valid  only if set forth in an  instrument  or  instruments  in writing signed by the party against whom  enforcement of any such extension or waiver is sought.  No failure or delay on the part of any party  hereto in the exercise of any right  hereunder  shall impair such right or be construed to be a waiver of, or  acquiescence  in, any breach of any  representation,  warranty,  covenant or agreement.

11.  Successors and Assigns.  This Agreement  shall be binding upon and inure to the benefit of the parties hereto and their  respective  successors and assigns, provided,  however,  that no party  hereto may assign its rights or delegate its obligations  under this Agreement  without the express prior written  consent of the other  party  hereto.  Except as  provided  in  Section  5,  nothing in this
Agreement  is intended  to confer upon any person not a party  hereto (and their successors and assigns) any rights,  remedies,  obligations or liabilities under or by reason of this Agreement.

12. Survival of Representations,  Warranties and Covenants.  The representations and warranties  contained  herein shall survive the Closing and shall  thereupon terminate 18 months from the Closing, except that the representations  contained in Sections 3(a),  3(b),  3(d),  4(a) and 4(b) shall survive  indefinitely.  All covenants  and  agreements  contained  herein  which by their terms  contemplate actions following the Closing shall survive the Closing and remain in full force and effect in accordance with their terms.

13. Headings;  Definitions. The Section headings contained in this Agreement are inserted for  convenience  of reference  only and will not affect the meaning or interpretation  of this Agreement.  All references to Sections  contained herein mean Sections of this Agreement unless otherwise  stated.  All capitalized terms defined  herein are equally  applicable to both the singular and plural forms of such terms.

14. Severability.  If any provision of this Agreement or the application thereof to any person or  circumstance  is held to be invalid  or  unenforceable  to any extent,  the remainder of this  Agreement  shall remain in full force and effect and shall be  reformed  to render  the  Agreement  valid and  enforceable  while reflecting to the greatest extent permissible the intent of the parties hereto.

15. Notices.  All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered  personally,  sent by documented overnight delivery  service or, to the extent receipt is confirmed,  telecopy,  telefax or other electronic  transmission  service to the appropriate  address or number as set forth below:

                                       11

     If to the Company:
                        National Health Partners, Inc.
                        120 Gibraltar Road
                        Suite 107
                        Horsham, PA 19044
                        Attention:  Chief Financial Officer

     If to Purchaser:
                        To the Purchaser address set forth on the signature page
                        hereof.

16.  Governing  Law.  This  Agreement  shall be  governed  by and  construed  in accordance with the laws of the Commonwealth of Pennsylvania,  without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof,  except to the extent that the Indiana  Business  Corporation  Law shall apply to the internal corporate governance of the Company.

17.  Arbitration.  Any  dispute or claim  arising  out of or in relation to this
Agreement,  or the interpretation,  making,  performance,  breach or termination thereof,  shall be finally and exclusively  settled by binding arbitration under the commercial  arbitration rules of the American Arbitration  Association by an arbitrator  or  arbitrators  chosen  by the  Company  in its sole  and  absolute
discretion.   The   arbitration   shall  take  place  in  the   Commonwealth  of
Pennsylvania.  The decision of the arbitrator(s)  shall be conclusively  binding upon the parties and final, and such decision shall be enforceable as a judgment in any court of competent  jurisdiction.  The parties hereto shall share equally the costs of the arbitration; provided, however, that the prevailing party shall be entitled to recover its share of such costs.

18.  Counterparts.  This Agreement may be executed and delivered by facsimile in two or more counterparts,  each of which shall be deemed to be an original,  but all of which together shall constitute one and the same agreement.

                  [Remainder of page intentionally left blank]

                                       12

     IN WITNESS WHEREOF,  intending to be legally bound, the parties hereto have fully executed this Agreement as of the later of the dates set forth below.

                                        PURCHASER

Date: February 18, 2011                 By: /s/ Jason Nelson
                                            ------------------------------------
                                        Name: Jason Nelson
                                        Title:
                                        Address: P.O. Box 5526
                                                 Kingwood, TX 77325

                                        No. of Units Purchased: 2,000,000
                                        Total Amount Purchased
                                        @ $0.01 per Unit: $20,000.00

                                        NATIONAL HEALTH PARTNERS, INC.

Date: February 18, 2011                 By: /s/ David M. Daniels
                                            ------------------------------------
                                        Name:  David M. Daniels
                                        Title: President & CEO

                                       13

                                                                       Exhibit A

No. 2011 - 010

THE SECURITIES  REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
ACT OF 1933, AS AMENDED,  OR THE  SECURITIES  LAWS OF ANY STATE.  THE SECURITIES
REPRESENTED  HEREBY  HAVE BEEN  TAKEN BY THE  REGISTERED  OWNER  FOR  INVESTMENT
PURPOSES ONLY, AND NOT WITH A VIEW TO THE RESALE OR  DISTRIBUTION  THEREOF,  AND
MAY NOT BE SOLD,  TRANSFERRED  OR  DISPOSED  OF  WITHOUT  AN  OPINION OF COUNSEL
SATISFACTORY  TO THE ISSUER THAT SUCH TRANSFER OR  DISPOSITION  DOES NOT VIOLATE
THE SECURITIES ACT OF 1933, AS AMENDED, THE RULES AND REGULATIONS  THEREUNDER OR
OTHER APPLICABLE SECURITIES LAWS.

                           CLASS A WARRANT TO PURCHASE
                                 COMMON STOCK OF
                         NATIONAL HEALTH PARTNERS, INC.

         Void after 5:00 p.m. Eastern Standard Time on December 31, 2012

     This Warrant  ("Warrant")  confirms that, FOR VALUE RECEIVED,  Jason Nelson
("Holder") is entitled to purchase,  subject to the terms and conditions hereof, from NATIONAL HEALTH  PARTNERS,  INC., an Indiana  corporation  (the "Company"),
2,000,000 shares of common stock, $.001 par value per share, of the Company (the
"Common  Stock"),  at any time during the period  commencing  on the date hereof
(the  "Commencement  Date") and  ending at 5:00 p.m.  Eastern  Standard  Time on
December 31, 2012 (the  "Termination  Date") at an exercise  price of $0.015 per share of Common  Stock (the  "Exercise  Price").  The number of shares of Common
Stock purchasable upon exercise of this Warrant and the Exercise Price per share shall be subject to adjustment  from time to time upon the occurrence of certain events as set forth below.

     The shares of Common  Stock or any other  shares or other units of stock or other securities or property,  or any combination thereof,  then receivable upon exercise of this Warrant,  as adjusted from time to time, are sometimes referred to hereinafter  as "Exercise  Shares." The exercise price per share as from time to time in effect is referred to hereinafter as the "Exercise Price."

1. Exercise of Warrant; Issuance of Exercise Shares.

     (a) Exercise of Warrant.

          (i) Subject to the terms hereof,  the purchase  rights  represented by this Warrant are exercisable by Holder in whole or in part, at any time, or from time to time, after the  Commencement  Date by the surrender of this Warrant and the Notice of Exercise  annexed  hereto duly completed and executed on behalf of
Holder,  at the office of the  Company  (or such  other  office or agency of the
Company as it may  designate  by notice in  writing to Holder at the  address of

                                       14

Holder  appearing  on the books of the  Company)  accompanied  by payment of the
Exercise Price in full either:  (x) in cash, by bank or certified  check,  or by wire  transfer  of  immediately  available  funds for the  Exercise  Shares with respect to which this Warrant is exercised,  or (y) by any other method approved by the board of directors of the Company (the "Board").

          (ii) In the event that this  Warrant  shall be duly  exercised in part prior to the  Termination  Date,  the Company  shall issue a new Warrant of like tenor evidencing the rights of the Holder thereof to purchase the balance of the
Exercise Shares purchasable under the Warrant so surrendered that shall not have been purchased.

     (b)  Issuance of Exercise  Shares;  Delivery  of Warrant  Certificate.  The
Company shall,  within 10 business days or as soon  thereafter as is practicable of the exercise of this Warrant,  issue in the name of and cause to be delivered to the Holder one or more certificates representing the Exercise Shares to which the Holder shall be entitled  upon such exercise  under the terms  hereof.  Such certificate or  certificates  shall be deemed to have been issued and the Holder shall be deemed to have become the record  holder of the  Exercise  Shares as of the date of the proper exercise of this Warrant.

     (c) Exercise Shares Fully Paid and  Non-Assessable.  The Company agrees and covenants that all Exercise Shares issuable upon the due exercise of the Warrant represented by this Warrant  certificate  ("Warrant  Certificate")  shall,  upon issuance  and payment  therefor in  accordance  with the terms  hereof,  be duly authorized, validly issued, fully paid and non-assessable, and free and clear of all taxes  (other than taxes  which,  pursuant to Section 2 hereof,  the Company shall not be obligated to pay) or liens, charges, and security interests created by the Company with respect to the issuance thereof.

     (d) Reservation of Exercise Shares.  The Company  covenants that during the term that this  Warrant  is  exercisable,  the  Company  will  reserve  from its authorized  and unissued  Common Stock a sufficient  number of shares to provide for the issuance of the Exercise  Shares upon the exercise of this Warrant,  and from  time to time  will  take all steps  necessary  to amend  its  articles  of incorporation to provide sufficient  reserves of shares of Common Stock issuable upon the exercise of the Warrant.

     (e)  Fractional  Shares.  The  Company  shall  not  be  required  to  issue fractional  shares of capital  stock  upon the  exercise  of this  Warrant or to deliver Warrant that evidence  fractional  shares of capital stock. In the event that any fraction of an Exercise Share would,  except for the provisions of this subsection (e), be issuable upon the exercise of this Warrant, the Company shall pay to the  Holder  exercising  the  Warrant  an  amount  in cash  equal to such fraction  multiplied  by the Current  Market Value of the Exercise  Share on the
last business day prior to the date on which this Warrant is exercised.

     For  purposes  hereof,  the  "Current  Market  Value"  for any day shall be determined as follows:

          (i)  if the  Exercise  Shares  are  listed  or  traded  on a  national securities  exchange or the NASDAQ  Reporting  System,  the closing price on the principal national securities exchange on which they are so listed or traded, on the NASDAQ Reporting  System, as the case may be, on the last business day prior

                                       15

to the date of the exercise of this Warrant.  The closing  price  referred to in this  clause  (i)  shall be the last  reported  sales  price or, in case no such reported  sale takes place on such day, the average of the reported  closing bid and asked prices,  in either case on the national  securities  exchange on which the Exercise Shares are then listed or in the NASDAQ Reporting System; or

          (ii) if the Exercise Shares are traded in the over-the-counter  market and not on any  national  securities  exchange  and not on the  NASDAQ  National
Market  System  or  NASDAQ  Capital  Market  (together,  the  "NASDAQ  Reporting
System"),  the  average of the mean  between  the last bid and asked  prices per share,  as reported by the National  Quotation  Bureau,  Inc.,  or an equivalent generally accepted reporting service, or if not so reported,  the average of the closing bid and asked  prices for an Exercise  Share as furnished to the Company by any member of the National Association of Securities Dealers,  Inc., selected by the Company for that purpose; or

          (iii) if no such  closing  price or closing  bid and asked  prices are available,  as determined in any  reasonable  manner as may be prescribed by the
Board of Directors of the Company.

2. Payment of Taxes.  The Company will pay all documentary  stamp taxes, if any, attributable  to the initial  issuance of Exercise  Shares upon the  exercise of this Warrant;  provided,  however, that the Company shall not be required to pay any tax or taxes that may be payable in respect of any transfer  involved in the issue of this Warrant or any  certificates  for Exercise  Shares in a name other than that of the holder of this  Warrant  surrendered  upon the exercise of this
Warrant,  and the  Company  shall  not be  required  to  issue or  deliver  such certificates  unless or until the  person or  persons  requesting  the  issuance thereof  shall  have paid to the  Company  the  amount of such tax or shall have established  to the  satisfaction  of the  Company  that such tax has been paid.
Except as  specifically  provided in this Section 2, Holder shall be responsible for the payment of all other  taxes  incurred in  connection  with the  receipt, transfer or sale of the Warrant or the Exercise Shares.

3.  Mutilated  or Missing  Warrant  Certificates.  In case any Warrant  shall be mutilated,  lost, stolen or destroyed,  the Company may in its discretion issue, in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and in substitution for the Warrant lost,  stolen or destroyed,  a new Warrant of like tenor and in the same aggregate denomination,  but only: (i)
in the case of loss, theft or destruction, upon receipt of evidence satisfactory to the Company of such loss,  theft or destruction of such Warrant and indemnity or  bond,  if  requested,  also  satisfactory  to them  and  (ii) in the case of mutilation,  upon  surrender  of the  mutilated  Warrant.  Applicants  for  such substitute Warrants shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or its counsel may prescribe.

4. Rights of Holder.  The Holder  shall not, by virtue of anything  contained in this Warrant or otherwise, be entitled to any right whatsoever, either at law or in equity, of a stockholder of the Company,  including without  limitation,  the right to receive  dividends  or to vote or to consent or to receive  notice as a shareholder  in respect of the  meetings  of  shareholders  or the  election  of directors of the Company or any other matter.

                                       16

5.  Registration of Transfers and Exchanges.  The Warrant shall be transferable, subject to the provisions of Section 7 hereof, upon the books of the Company, if any, to be maintained by it for that purpose,  upon surrender of this Warrant to the Company at its principal office  accompanied (if so required by the Company)
by a written  instrument or instruments of transfer in form  satisfactory to the
Company  and  duly   executed  by  Holder  or  by  the  duly   appointed   legal
representative  thereof or by a duly authorized attorney and upon payment of any necessary transfer tax or other governmental  charge imposed upon such transfer.
In all cases of transfer by an attorney,  the original letter of attorney,  duly approved,  or an official copy thereof,  duly certified,  shall be deposited and remain  with the  Company.  In case of transfer  by  executors,  administrators, guardians or other legal  representatives,  duly authenticated evidence of their authority shall be produced, and may be required to be deposited and remain with the Company in its discretion.  Upon any such  registration  of transfer,  a new
Warrant shall be issued to the transferee  named in such instrument of transfer, and the surrendered  Warrant shall be canceled by the Company.  This Warrant may be  exchanged,  at the option of the Holder  thereof  and without  charge,  when surrendered  to the  Company at its  principal  office,  or at the office of its transfer agent,  if any, for another  Warrant of like tenor and  representing in the  aggregate  the right to purchase from the Company a like number and kind of
Exercise  Shares as the Warrant  surrendered  for exchange or transfer,  and the
Warrant so surrendered  shall be canceled by the Company or transfer  agent,  as the case may be.

6. Adjustment of Exercise Shares and Exercise Price.  The Exercise Price and the
number and kind of Exercise Shares purchasable upon the exercise of this Warrant shall be subject to  adjustment  from time to time upon the happening of certain events as hereinafter provided. The Exercise Price in effect at any time and the number and kind of securities purchasable upon exercise of each Warrant shall be subject to adjustment as follows:

     (a) In case of any  consolidation  or merger of the  Company  with  another corporation  (other than:  (i) a merger with a  wholly-owned  subsidiary  of the
Company and (ii) a merger with another  corporation  in which the Company is the surviving  corporation  and which  does not  result in any  reclassification  or change (other than a change in par value,  or from par value to no par value, or from no par value to par value,  or as a result of a subdivision or combination)
of  outstanding  Common Stock  issuable upon such  exercise),  the rights of the
Holder of this Warrant shall be adjusted in the manner described below:

          (i) In the event that the Company is the surviving  corporation,  this
Warrant shall, without payment of additional  consideration  therefor, be deemed modified so as to provide  that the Holder of this  Warrant,  upon the  exercise thereof,  shall  procure,  in lieu of each  share of  Common  Stock  theretofore issuable  upon such  exercise,  the kind and  amount  of shares of stock,  other securities,  money and property receivable upon such  reclassification,  change, consolidation  or  merger  by the  holder of each  share of  Common  Stock,  had exercise of this Warrant occurred  immediately  prior to such  reclassification, change,  consolidation or merger.  This Warrant (as adjusted) shall be deemed to provide for further  adjustments  that shall be as nearly  equivalent  as may be practicable to the adjustments provided for in this Section 6. The provisions of this clause (i) shall similarly apply to successive reclassifications,  changes, consolidations and mergers.

                                       17

          (ii) In the event that the Company is not the  surviving  corporation,
Holder shall be given at least 15 days prior written notice of such  transaction and shall be permitted to exercise this Warrant, to the extent it is exercisable as of the date of such notice,  during this 15- day period.  Upon  expiration of such 15-day  period,  this Warrant and all of Holder's  rights  hereunder  shall terminate.

     (b) If the Company, at any time while this Warrant, or any portion thereof,
remains  outstanding  and  unexpired,   by  reclassification  of  securities  or
otherwise,  shall change any of the securities as to which purchase rights under this  Warrant  exist into the same or a different  number of  securities  of any other class or classes,  this Warrant  shall  thereafter  represent the right to acquire such number and kind of  securities  as would have been  issuable as the result of such change with  respect to the  securities  that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor  shall be  appropriately  adjusted, all subject to further adjustment as provided in this Section 6.

     (c) In case the Company shall: (i) pay a dividend or make a distribution on its  shares  of  Common  Stock in shares of  Common  Stock,  (ii)  subdivide  or reclassify  its  outstanding  Common Stock into a greater  number of shares,  or
(iii) combine or reclassify its  outstanding  Common Stock into a smaller number of shares,  the Exercise Price in effect at the time of the record date for such dividend  or  distribution  or  of  the  effective  date  of  such  subdivision, combination or  reclassification,  shall be proportionally  adjusted so that the holder of this  Warrant  exercised  after such date shall be entitled to receive the aggregate number and kind of shares that, if this Warrant had been exercised by such  holder  immediately  prior to such date,  he would have owned upon such
exercise  and  been  entitled  to  receive  upon  such  dividend,   subdivision,
combination or reclassification.  For example, if the Company declares a 2 for 1 stock dividend or stock split and the Exercise Price  immediately  prior to such event was $2.00 per share, the adjusted  Exercise Price  immediately  after such event  would be $1.00 per  share.  Such  adjustment  shall be made  successively whenever any event listed above shall occur. Whenever the Exercise Price payable upon exercise of each Warrant is adjusted  pursuant to this  subsection (c), the number of  Exercise  Shares  purchasable  upon  exercise of this  Warrant  shall simultaneously  be  adjusted  by  multiplying  the  number  of  Exercise  Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing  the product so obtained by the Exercise  Price, as adjusted.

     (d) In the  event  that at any  time,  as a result  of an  adjustment  made pursuant  to  subsection  (a),  (b) or (c)  above,  the  Holder of this  Warrant thereafter  shall become entitled to receive any Exercise Shares of the Company, other  than  Common  Stock,  thereafter  the  number  of such  other  shares  so receivable  upon exercise of this Warrant  shall be subject to  adjustment  from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subsections (a), (b) or
(c) above.

     (e)  Irrespective of any adjustments in the Exercise Price or the number or kind of Exercise  Shares  purchasable  upon exercise of this  Warrant,  Warrants theretofore  or  thereafter  issued may  continue  to express the same price and number  and kind of  shares  as are  stated in the  similar  Warrants  initially issuable  pursuant to this  Warrant.

                                       18

     (f)  Whenever  the  Exercise  Price  shall be  adjusted  as required by the provisions of the foregoing  Section 6, the Company shall  forthwith file in the custody of its Secretary or an Assistant  Secretary at its principal  office and with its stock  transfer  agent,  if any, an officer's  certificate  showing the adjusted  Exercise  Price  determined  as  herein  provided,  setting  forth  in reasonable detail the facts requiring such adjustment,  including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be  necessary  to show the  reason for and the  manner of  computing  such adjustment.  Each such  officer's  certificate  shall be made  available  at all reasonable times for inspection by Holder and the Company shall, forthwith after each such  adjustment,  mail a copy by  certified  mail of such  certificate  to
Holder.

     (g) All calculations under this Section 6 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

7. Restrictions on Transferability; Restrictive Legend. Neither this Warrant nor the  Exercise  Shares  shall  be  transferable  except  in  accordance  with the provisions of this Section 7.

     (a) Restrictions on Transfer; Indemnification. Neither this Warrant nor any
Exercise Share may be offered for sale or sold, or otherwise transferred or sold in any transaction  which would  constitute a sale thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"),  unless: (i) such security has been registered for sale under the Securities Act and registered or qualified under  applicable state securities laws relating to the offer and sale of securities,  or (ii)  exemptions  from the  registration  requirements of the
Securities Act and the  registration or  qualification  requirements of all such state  securities  laws are  available,  and the Company  shall have received an opinion of counsel  satisfactory  to the Company that the proposed sale or other disposition of such securities may be effected  without  registration  under the
Securities  Act and would not result in any  violation of any  applicable  state securities laws relating to the  registration or qualification of securities for sale, such counsel and such opinion to be satisfactory to the Company.

     (b)  Restrictive  Legends.  Unless and until  otherwise  permitted  by this
Section 7 or unless  otherwise  determined  by the  Board,  this  Warrant,  each
Warrant  issued to the Holder or to any  transferee or assignee of this Warrant, and each certificate  representing  Exercise Shares issued upon exercise of this
Warrant or to any  transferee  of the person to whom the  Exercise  Shares  were issued,  shall bear a legend setting forth the requirements of subsection (a) of this Section 7,  together  with such other legend or legends as may otherwise be deemed necessary or appropriate by counsel to the Company.

     (c) Removal of Legend.  The Company shall, at the request of any registered holder of a Warrant or Exercise  Share,  exchange the  certificate  representing such security for a certificate  representing  the same security not bearing the restrictive  legend  required  by  subsection  (b) if, in the opinion of counsel acceptable  to the  Company,  such  restrictive  legend is no longer  necessary.
Holder shall be responsible for the payment of all costs and expenses associated with the removal of the restrictive legend.

     (d) The Holder agrees to indemnify  and hold  harmless the Company  against any loss,  damage,  claim or  liability  arising  from the  disposition  of this
Warrant or any  Exercise  Share held by such holder or any  interest  therein in violation of the provisions of this Section 7.

                                       19

8.  Restrictions  on  Exercise.  The Holder may not acquire a number of Exercise
Shares to the extent that,  upon such  exercise,  the number of shares of Common
Stock then  beneficially  owned by such Holder and its  affiliates and any other persons  or  entities  whose  beneficial  ownership  of  Common  Stock  would be aggregated  with the Holder's for purposes of Section 13(d) of the Exchange Act,
(including  shares  held by any  "group"  of which the  Holder is a member,  but excluding shares  beneficially owned by virtue of the ownership of securities or rights to acquire  securities  that have  limitations  on the right to  convert, exercise or purchase  similar to the limitation set forth herein) exceeds 19.99%
of the total  number of shares of Common  Stock of the  Company  then issued and outstanding.  For purposes hereof,  "group" has the meaning set forth in Section
13(d) of the Exchange Act and applicable  regulations of the Securities Exchange
Commission  (the  "Commission"),  and the percentage held by the holder shall be determined in a manner  consistent  with the  provisions of Section 13(d) of the
Exchange Act.

9. Entire  Agreement.  This Warrant  contains the entire  agreement  between the parties and supersedes all prior agreements and understandings, both written and oral,  between the parties with  respect to the subject  matter  hereto,  and no party  shall be  liable  or  bound  to any  other  party  in any  manner  by any warranties, representations,  guarantees or covenants except as specifically set forth in this Warrant.

10.  Amendment and  Modification.  This Warrant may not be amended,  modified or supplemented  except by an instrument or  instruments  in writing  signed by the party against whom enforcement of any such amendment, modification or supplement is sought.

11.  Extensions and Waivers.  The parties  hereto  entitled to the benefits of a term or  provision  may (a)  extend the time for the  performance  of any of the obligations or other acts of the parties hereto,  (b) waive any  inaccuracies in the  representations  and  warranties  contained  herein  or  in  any  document, certificate or writing  delivered  pursuant hereto, or (c) waive compliance with any obligation, covenant, agreement or condition contained herein. Any agreement on the part of a party to any such  extension  or waiver  shall be valid only if set forth in an instrument or instruments in writing signed by the party against whom enforcement of any such extension or waiver is sought.  No failure or delay on the part of any party  hereto in the  exercise of any right  hereunder  shall impair such right or be  construed  to be a waiver of, or  acquiescence  in, any breach of any representation, warranty, covenant or agreement.

12. Successors and Assigns.  This Warrant shall be binding upon and inure to the benefit of the  parties  hereto and their  respective  successors  and  assigns, provided,  however,  that no party  hereto may assign its rights or delegate its obligations  under this Warrant without the express prior written consent of the other party hereto. Nothing in this Warrant,  express or implied, is intended to confer  upon  any  party  other  than the  parties  hereto  or their  respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Warrant, except as expressly provided in this Warrant.

13. Headings;  Definitions.  The section headings  contained in this Warrant are inserted for  convenience  of reference  only and will not affect the meaning or interpretation of this Warrant. All references to sections contained herein mean sections of this Warrant unless otherwise stated.  All capitalized terms defined herein are equally  applicable  to both the  singular  and plural  forms of such terms.

                                       20

14. Severability. If any provision of this Warrant or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Warrant shall remain in full force and effect and shall be reformed to render the Warrant  valid and  enforceable  while  reflecting to the greatest extent permissible the intent of the parties hereto.

15. Notices.  All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered  personally,  sent by documented overnight delivery  service or, to the extent receipt is confirmed,  telecopy,  telefax or other electronic  transmission  service to the appropriate  address or number as set forth below:

     If to the Company:
                        National Health Partners, Inc.
                        120 Gibraltar Road
                        Suite 107
                        Horsham, PA 19044
                        Attention:  Chief Financial Officer
                        Fax: (215) 682-7116

     If to Holder:
                        To the address of the Holder appearing on the books of
                        the Company or the Company's transfer agent, if any.

16. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the  Commonwealth of  Pennsylvania,  without regard to the laws that might  otherwise  govern under  applicable  principles of conflicts of laws thereof,  except to the extent that the Indiana  Business  Corporation Law shall apply to the internal corporate governance of the Company.

17.  Arbitration.  If a dispute arises as to the interpretation of this Warrant, it shall be decided in an arbitration  proceeding conforming to the Rules of the
American Arbitration  Association  applicable to commercial  arbitration then in effect at the time of the  dispute.  The  arbitration  shall  take  place in the
Commonwealth  of  Pennsylvania.   The  decision  of  the  arbitrators  shall  be
conclusively  binding  upon the parties and final,  and such  decision  shall be enforceable  as a judgment in any court of competent  jurisdiction.  The parties hereto shall share equally the costs of the arbitration.

18. Counterparts. This Warrant may be executed and delivered by facsimile in two or more counterparts,  each of which shall be deemed to be an original,  but all of which together shall constitute one and the same agreement.

                                       21

     IN WITNESS  WHEREOF,  the  Company  has caused  these  presents  to be duly executed as of this 18th day of February, 2011.

                                        NATIONAL HEALTH PARTNERS, INC.

                                        By: /s/ David M. Daniels
                                            ------------------------------------
                                        Name:  David M. Daniels
                                        Title: President & CEO

                                       22

                               NOTICE OF EXERCISE

To: National Health Partners, Inc.
    120 Gibraltar Road
    Suite 107
    Horsham, PA 19044
    Attention: Chief Financial Officer

     (1) The  undersigned  hereby elects to purchase  _______________  shares of
Common Stock of the Company pursuant to the terms of the attached  warrant,  and tenders  herewith  payment  of the  purchase  price  for such  shares in full in accordance with the terms of the warrant.

     (2)  In  exercising  the  warrant,  the  undersigned  hereby  confirms  and acknowledges  that the  shares of  Common  Stock to be  issued  upon  conversion thereof  are being  acquired  solely  for the  account  of the  undersigned  for investment  purposes only (unless such shares are subject to resale  pursuant to an effective  registration  statement or an exemption  from  registration  under applicable federal and state securities laws), and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances  that will not result in a violation of the  Securities Act or any state securities laws.

     (3) Terms not otherwise  defined in this Notice of Exercise  shall have the meanings ascribed to such terms in the attached warrant.

     (4) Please issue a certificate or certificates  representing said shares of
Common Stock in the name of the undersigned.

                                        ----------------------------------------
                                        (Signature)
                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------